SUPPLEMENT DATED JULY 22, 2004

TO THE

PROSPECTUSES

OF THE

FUNDS INDICATED BELOW

The section of each of the Prospectuses for the Funds listed below entitled “Management—Recent Developments” is deleted and replaced with the following:

Citigroup has been notified by the Staff of the Securities and Exchange Commission (SEC) that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against Citigroup Asset Management (CAM), including its applicable investment advisory companies and Citicorp Trust Bank (CTB), an internal transfer agent, relating to the creation and operation of the internal transfer agent unit to serve certain CAM-managed funds, including the Fund. This notification arises out of a previously disclosed SEC investigation by the SEC and the U.S. Attorney and relates to CTB’s entry in 1999 into the transfer agency business, CAM’s retention of, and agreements with an unaffiliated sub transfer agent, the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangements, (including CAM’s failure to disclose a related revenue guarantee agreement benefiting CAM and its affiliates), and CAM’s operation of and compensation for the transfer agency business. The revenue guarantee described above was terminated in 1999 and CAM will be paying the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee. Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund.

State Street Bank and Trust Company is the Fund’s sub-transfer agent and is not affiliated with either CAM or the sub-transfer agent described above.

CitiFunds Premium Trust	December 29, 2003
Citi Premium Liquid Reserves
Citi Premium US Treasury Reserves
CitiFunds Institutional Trust	December 29, 2003
Citi Institutional Liquid Reserves
Citi Institutional Cash Reserves
Citi Institutional US Treasury Reserves
Citi Institutional Tax Free Reserves
Citi Institutional Enhanced Income Fund

CitiFunds Trust III	December 29, 2003
Citi Cash Reserves
Citi US Treasury Reserves
Citi California Tax Free Reserves
Citi Connecticut Tax Free Reserves, Class N Shares
Citi New York Tax Free Reserves
Citi Tax Free Reserves

CitiFunds Trust I	December 29, 2003
Citi Institutional Money Reserves

FD